SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 26, 2002

                             Optimal Robotics Corp.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

                               0-28572 98-0160833
           (Commission File Number) (IRS Employer Identification No.)

         4700 de la Savane, Suite 101, Montreal, Quebec, Canada H4P 1T7
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit 99.1 The Great Atlantic & Pacific Tea Company to Purchase Additional 60 U-Scan(R)Self-Checkout Systems from Optimal Robotics
        Exhibit 99.2   Optimal Robotics Corp. Announces Share Repurchase Program

                                   SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2002                    Optimal Robotics Corp.
                                                 (Registrant)


                                            By: /s/ Holden L. Ostrin
                                                --------------------------------
                                                Holden L. Ostrin
                                                Co-Chairman